UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       January 26, 2004
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.           Other Events

     On January 26, 2004, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Reports January Comparable Sales; Fourth Quarter 2003 Earnings Conference Call to be Broadcast over the Internet." The release contained the following information.


                                                           FOR IMMEDIATE RELEASE

Contact:  Carol DiRaimo,
          Executive Director of Investor Relations
          (913) 967-4109

           Applebee's International Reports January Comparable Sales;
 Fourth Quarter 2003 Earnings Conference Call to be Broadcast over the Internet

Overland Park, Kan., January 26, 2004 -- Applebee's International, Inc. (Nasdaq:APPB) today reported comparable sales for the four-week period ended January 25, 2004.

Comparable sales for company restaurants increased 8.4 percent, reflecting an increase in guest traffic of approximately 7.0 to 7.5 percent, combined with a higher average check, which includes the impact of a menu price increase of approximately 1.5% taken in early January. System-wide comparable sales increased 8.4 percent for the January period, and comparable sales for franchise restaurants also increased 8.4 percent.

January comparable sales were positively impacted by approximately 1.0 percent due to a shift in the timing of the Super Bowl from the January fiscal period in 2003 to the February fiscal period in 2004. February 2004 comparable sales will be negatively impacted by this calendar shift.




Item 9.           Regulation FD Disclosure

     Applebee's International, Inc. (the "Company") also included information regarding its fourth quarter earnings conference call in the press release. These comments are included below.

The company will release complete fourth quarter and fiscal year 2003 results after the market closes on February 11, 2004, and a conference call will be held on Thursday morning, February 12, 2004, at 10:00 a.m. Central Time (11:00 a.m. Eastern Time). The conference call will be broadcast live over the Internet and a replay will be available shortly after the call on the Investor Relations section of the company's website (www.applebees.com).

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. As of January 25, 2004, there were 1,590 Applebee's restaurants operating system-wide in 49 states and nine international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).

                                      # # #

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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    January 26, 2004                   By: /s/  Steven K. Lumpkin
         ---------------------                 ------------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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